Exhibit 99.10

FBRSI 2005-5

Breakeven Analysis

Libor Assumption: forward

	75% Prepay Assumption						100% Prepay Assumption						135% Prepay Assumption
	40% Severity			65% Severity			40% Severity			65% Severity			40% Severity			65% Severity
	Break CDR	Cum Loss	WAL	Break CDR	Cum Loss	WAL	Break CDR	Cum Loss	WAL	Break CDR	Cum Loss	WAL	Break CDR	Cum Loss	WAL	Break CDR	Cum Loss	WAL
Class M4	19.01	17.51%	9.15	10.69	18.49%	10.92	21.00	16.18%	7.30	11.88	16.73%	8.57	23.83	15.07%	5.59	13.60	15.31%	6.37
Class M5	16.70	15.98%	9.58	9.55	16.87%	11.32	18.30	14.58%	7.67	10.49	15.06%	8.84	20.62	13.41%	5.86	11.90	13.61%	6.59
Class M6	14.60	14.48%	10.19	8.45	15.25%	11.75	15.82	13.01%	8.13	9.18	13.42%	9.23	17.68	11.80%	6.18	10.31	11.97%	6.90

Libor Assumption: static for 12 months, then spike 400

	75% Prepay Assumption						100% Prepay Assumption						135% Prepay Assumption
	40% Severity			65% Severity			40% Severity			65% Severity			40% Severity			65% Severity
	Break CDR	Cum Loss	WAL	Break CDR	Cum Loss	WAL	Break CDR	Cum Loss	WAL	Break CDR	Cum Loss	WAL	Break CDR	Cum Loss	WAL	Break CDR	Cum Loss	WAL
Class M4	18.56	17.23%	9.14	9.90	17.39%	11.05	22.58	17.07%	7.01	12.18	17.08%	8.41	28.12	17.16%	5.31	15.44	17.09%	6.12
Class M5	16.01	15.51%	9.68	8.70	15.63%	11.41	19.55	15.34%	7.43	10.72	15.34%	8.71	24.51	15.41%	5.53	13.64	15.35%	6.31
Class M6	13.74	13.84%	10.32	7.61	13.97%	11.89	16.83	13.66%	7.93	9.37	13.67%	9.13	21.27	13.75%	5.84	11.97	13.68%	6.58

Assumptions

FRM Prepay	4% - 23% CPR months 1 - 12; 23% CPR months thereafter
ARM Prepay	4% - 27% CPR months 1 - 12; 27% CPR months 13 - 22; 50% CPR months 23-27; 27% CPR month 28 and thereafter

Triggers fail

12 month lag

Loss severity: as noted

Defaults are in addition to prepays

Run to maturity

“Break CDR” is the CDR that results in the first dollar of principal loss on the related Class Cumulative loss is as a percentage of the Cut-Off Date balance of the Mortgage Loans as of the Cut-off Date

Disclaimer

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

	Deal Name		Data
Collateral Characteristics	Pool Balance		$784,978,864.45
	# of Loans	#	5,228
	Avg Prin Balance		$150,148.98
	WAC	%	7.485
	WA Net Rate	%	6.965
	WAM	#
	Seasoning	#	2
	Second Liens	%	8.662
	WA CLTV	%	86.514
	WA FICO	#	617
	Prepay Penalties	%	70.744
Arm Characteristics	WAC (Arms only)%		7.267
	WAM (Arms only)	#
	WA Margin	%	5.661
	WA Initial Cap	%	2.452
	WA Periodic Cap	%	1.000
	WA Cap	%	13.133
	WA Months to Roll	#	27
Loan Type	Fixed	%	8.452
	Balloons	%	16.691
	2/28 Arms	%	63.603
	3/27 Arms	%	1.585
	Other Hybrid Arms	%	9.670
Index	1-Month LIBOR	%	0.000
	6-Month LIBOR	%	100.000
	Other Index	%	0.000
Loan Purpose	Purchase	%	40.465
	Cash-Out Refi	%	52.532
	Rate-Term Refi	%	7.004
	Debt Consolidation	%
Occupancy Status	Owner	%	96.691
	Second Home	%	0.646
	Investor	%	2.663
Property Type	Single Family	%	88.058
	2-4 Family	%	5.328
	PUD	%	0.000
	MH	%	0.000
	Condo	%	6.613
Doc Type	Full Doc	%	52.839
	Stated Doc	%	46.913
	Limited Doc	%	0.248
	No Doc	%	0.000
MI Data	MI Flag	Y/N	N
	% of Pool Covered	%	0.000
	Effective LTV	%
FICO Distribution	FICO <460%		0.000
	FICO 460-479%		0.000
	FICO 480-499%		0.031
	FICO 500-519%		5.014
	FICO 520-539%		5.463

	FICO 540-559%			6.858
	FICO 560-579%			6.812
	FICO 580-599%			11.979
	FICO 600-619%			15.652
	FICO 620-639%			14.932
	FICO 640-659%			11.908
	FICO 660-679%			8.436
	FICO 680-699%			5.804
	FICO 700-719%			2.719
	FICO 720-739%			2.296
	FICO 740-759%			1.042
	FICO >760%			1.044
WA DTI				41.653
DTI Distribution	DTI <10.00%			0.023
	DTI 10.00-19.99%			1.600
	DTI 20.00-29.99%			7.535
	DTI 30.00-39.99%			23.096
	DTI 40.00-49.99%			56.069
	DTI 50.00-59.99%			11.676
	DTI 60.00-69.99%			0.000
LTV Distribution	LTV <20%			0.043
	LTV 20.01-30%			0.346
	LTV 30.01-40%			0.514
	LTV 40.01-50%			1.001
	LTV 50.01-60%			3.697
	LTV 60.01-70%			9.320
	LTV 70.01-80%			62.272
	LTV 80.01-90%			12.290
	LTV 90.01-100%			10.482
	LTV >100%			0.000

				Data	Data
Loan Balance Distribution	$ 0-25,000	# &	%	236	0.625
	$ 25,001-50,000	# &	%	708	3.351
	$ 50,001-75,000	# &	%	600	4.738
	$ 75,001-100,000	# &	%	581	6.490
	$ 100,001-150,000	# &	%	973	15.443
	$ 150,001-200,000	# &	%	764	16.876
	$ 200,001-250,000	# &	%	503	14.343
	$ 250,001-300,000	# &	%	345	12.077
	$ 300,001-350,000	# &	%	196	8.078
	$ 350,001-400,000	# &	%	135	6.439
	$ 400,001-450,000	# &	%	66	3.568
	$ 450,001-500,000	# &	%	68	4.126
	$ 500,001-550,000	# &	%	25	1.654
	$ 550,001-600,000	# &	%	13	0.953
	$ 600,001-650,000	# &	%	6	0.486
	$ 650,001-700,000	# &	%	2	0.168
	$ 700,001-750,000	# &	%	1	0.091

	$ 750,001-800,000	# &	%	5	0.487
	$ 800,001-850,000	# &	%	0	0.000
	$ 850,001-900,000	# &	%	0	0.000
	$ 900,001-950,000	# &	%	0	0.000
	$ 950,001-1,000,000	# &	%	0	0.000
	> $ 1,000,001	# &	%	0	0.000
Geographic Distribution	AK	%		0.000
	AL	%		0.000
	AR	%		0.000
	AZ	%		2.789
	CA	%		21.540
	CO	%		0.550
	CT	%		1.411
	DC	%		0.000
	DE	%		0.299
	FL	%		25.943
	GA	%		2.570
	HI	%		0.039
	IA	%		0.040
	ID	%		0.019
	IL	%		0.229
	IN	%		0.113
	KS	%		0.217
	KY	%		0.118
	LA	%		0.128
	MA	%		1.767
	MD	%		3.678
	ME	%		0.029
	MI	%		0.934
	MN	%		0.604
	MO	%		0.661
	MS	%		0.056
	MT	%		0.000
	NC	%		1.230
	ND	%		0.000
	NE	%		0.002
	NH	%		0.228
	NJ	%		6.513
	NM	%		0.022
	NV	%		1.694
	NY	%		6.476
	OH	%		1.543
	OK	%		0.876
	OR	%		1.308
	PA	%		0.719
	RI	%		0.865
	SC	%		0.641
	SD	%		0.019
	TN	%		0.870
	TX	%		7.177
	UT	%		0.530
	VA	%		3.079
	VT	%		0.000
	WA	%		1.971
	WI	%		0.454
	WV	%		0.043
	WY	%		0.003

Disclaimer

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Balance	# of loans	WAC	WA FICO	WA LTV	Owner Occ %	Cashout Refi%	Full Doc%
$600,000-650,000	6	6.002	653	74.75	100.00	83.17	49.40
$650,001-700,000	2	6.600	745	70.00	100.00	50.01	50.01
$700,001-750,000	1	6.810	658	80.00	100.00	0.00	100.00
$751,001-800,000	5	6.288	634	77.00	100.00	60.32	80.26
$800,001-850,000	—	—	—	—	—	—	—
$850,001-900,000	—	—	—	—	—	—	—
$900,001-950,000	—	—	—	—	—	—	—
$950,001-1,000,000	—	—	—	—	—	—	—
>$1,000,000

Disclaimer

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Percentage by range

		Loans without MI

		FICOs
		<450	451-500	501-550	551-600	601-650	651-700	701-750	>750
	<20	0.00%	0.00%	0.00%	0.02%	0.05%	0.00%	0.01%	0.00%
	20-30	0.00%	0.00%	0.11%	0.06%	0.11%	0.07%	0.00%	0.00%
	30-40	0.00%	0.00%	0.07%	0.24%	0.13%	0.06%	0.00%	0.02%
	40-50	0.00%	0.01%	0.21%	0.37%	0.24%	0.09%	0.08%	0.00%
LTVs	50-60	0.00%	0.00%	0.90%	1.32%	0.76%	0.35%	0.20%	0.16%
	60-70	0.00%	0.06%	2.59%	3.06%	2.20%	1.01%	0.31%	0.10%
	70-80	0.00%	0.20%	7.04%	11.71%	25.21%	13.46%	3.70%	0.95%
	80-90	0.00%	0.00%	2.30%	4.32%	3.43%	1.79%	0.34%	0.12%
	90-100	0.00%	0.00%	0.06%	2.36%	4.67%	2.44%	0.79%	0.16%
	>100	—	—	—	—	—	—	—	—

		Loans with MI

		FICOs
		<450	451-500	501-550	551-600	601-650	651-700	701-750	>750
	<20
	20-30
	30-40
	40-50
LTVs	50-60
	60-70				No MI
	70-80
	80-90
	90-100
	>100

Loan Count

		Loans without MI

		FICOs
		<450	451-500	501-550	551-600	601-650	651-700	701-750	>750
	<20	0	0	0	2	5	0	1	0
	20-30	0	0	9	5	8	5	0	0
	30-40	0	0	4	15	9	4	0	1
	40-50	0	1	15	19	14	6	3	0
LTVs	50-60	0	0	50	63	34	15	6	5
	60-70	0	4	133	138	100	38	13	4
	70-80	0	9	338	508	1025	470	133	35
	80-90	0	0	91	187	148	73	17	5
	90-100	0	0	4	225	755	349	106	21
	>100	0	0	0	0	0	0	0	0
	#

		Loans with MI

		FICOs
		<450	451-500	501-550	551-600	601-650	651-700	701-750	>750
	<20
	20-30
	30-40
	40-50
LTVs	50-60
	60-70				No MI
	70-80
	80-90
	90-100
	>100

Disclaimer

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Product Type	WA IO Term	Number of Loans	Loan Balance	Avg. Loan Balance	% of Total IO	% of Total Pool	WA FICO	WA LTV	% Owner Occupied	% Purchase	% Investor	WA DTI	% Full Doc
ARM 2/28	60	407	105,734,994.18	259,791.14	82.41	13.47	655	79.65	99.79	70.29	0.00	42.34	50.71
ARM 3/27	60	15	3,573,799.89	238,253.33	2.79	0.46	641	79.40	100.00	81.68	0.00	43.02	89.67
ARM 5/25	60	74	18,988,943.89	256,607.35	14.80	2.42	654	77.77	100.00	51.38	0.00	41.67	72.95

Totals:	60	496	128,297,737.96	258,664.79	100.00	16.34	655	79.37	99.83	67.81	0.00	42.26	55.09

	Initial Periodic Caps
Product Type	1.00%	1.50%	2.00%	2.50%	3.00%	3.50%	4.00%	4.50%	5.00%
ARM 2/28	—	—	92,434,919.16	—	13,300,075.02	—	—	—	—
ARM 3/27	—	—	2,988,049.89	—	585,750.00	—	—	—	—
ARM 5/25	—	—	—	—	—	—	—	—	18,988,943.89

Totals:	—	—	95,422,969.05	—	13,885,825.02	—	—	—	18,988,943.89

Disclaimer

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.